99.3
CLEC Certification L-0406

CLEC Certificate L-0406
for WinSonic Digital Media Group, Ltd.

Certification Detail

Status:	INTERIM	Type:	CLEC
Docket Number:	23155-U	Document Number:	92970

Date and Staff Information

Filed:	6/14/2006	Reviewer 1:	Tonika
Approved/Denied:	8/15/2006	Reviewer 2:	
Hearing:		Staff Deadline:	
Inspected:		Statutory Deadline:	
Amended:		Staff Attorney:	
Revised:			

Company Information

Name:	WinSonic Digital Media Group, Ltd.
DBA:	
Address:	101 Marietta Street NW Suite 2600 Atlanta , GA 30303
Contact:	Winston D. Johnson
Phone:	404-230-5705

Customer Service Phone Number:

FAX: 404-230-5710

Email:

Attorney Information

Firm:

Address:

CLEC Specific Information

Prepaid:	No
Facility Based Carriers:	Yes
Reseller of Local Services:	Yes
Update:	
Num of Exchanges:	145

Comments